                                                      EXHIBIT 10.19



NEITHER THIS WARRANT NOR THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAW AND NEITHER THIS WARRANT NOR SUCH COMMON STOCK MAY BE SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT, AND, IF AN EXEMPTION SHALL BE APPLICABLE, THE HOLDER SHALL HAVE DELIVERED AN OPINION OF COUNSEL ACCEPTABLE TO QUIETPOWER SYSTEMS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

                                                             For the Purchase of
Warrant No. ____                                     ____ shares of Common Stock

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK

                                       OF

                            QUIETPOWER SYSTEMS, INC.
                            (A Delaware Corporation)

      FOR VALUE RECEIVED, QUIETPOWER SYSTEMS, INC., a Delaware corporation (the "Company"), hereby certifies that ______________, or his or its registered assigns (the "Registered Holder" or "Holder"), is entitled to purchase from the Company, at any time or from time to time during the period commencing April 17, 1997 and ending on April 16, 2002, ______ shares of Common Stock, par value $0.01 per share, of the Company ("Common Stock"), at an initial exercise price per share (subject to adjustment as provided below) equal to the lesser of (i) $3.75 per share and (ii) 50% of the price per share of Common Stock to the public in the Company's initial public offering. The number of shares of Common Stock purchasable upon exercise of this Warrant, and the exercise price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Exercise Price," respectively. References to this "Warrant", shall include this warrant together with all warrants hereafter issued in exchange or substitution for this warrant.

      This Warrant is issued pursuant to the terms of the Securities Purchase Agreement (the "Purchase Agreement") dated as of the date hereof by and between the Company and each of the Purchasers listed on Schedule A annexed to the Purchase Agreement. Any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Purchase Agreement.

1.    Exercise of Warrant.

      (a) This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as
Exhibit I duly executed by such Registered Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, either (i) accompanied by payment in full, in lawful money of the United States, of the Exercise Price payable in respect of the number of Warrant Shares purchased upon such exercise or (ii) electing payment on a "cashless" basis as provided in Section 2 below.

      (b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which the Warrant shall have been surrendered to the Company as provided in subsection 1(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(c) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

      (c) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or, subject to the terms and conditions hereof, as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

            (i) a certificate or certificates for the number of full shares of Warrant Shares to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to subsection
(d) below, and

            (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant, minus the number of such shares purchased by the Registered Holder upon such exercise as provided in subsection 1(a) above.

      (d) In lieu of any fractional Warrant Shares to which the Holder shall be entitled, to cash equal to the fair value (determined in such reasonable manner as the Board of Directors of the Company shall determine) of such fractional share.

2.    Cashless Exercise.

      (a) All or any part of this Warrant may be exercised on a "cashless" basis, by stating in the Purchase Form such intention and the maximum number (the "Maximum Number") of Warrant Shares the Registered Holder desires to purchase in consideration of cancellation of Warrants in payment for such exercise. The number of Warrant Shares the Registered Holder shall receive (the "Cashless Exercise Number") upon such exercise shall equal the difference between the Maximum Number and the quotient that is obtained when the product of the Maximum Number and the then current Exercise Price is divided by the then Current Market Price per share (as hereinafter defined).

      (b) The "Current Market Price" per share of Common Stock on any date shall be deemed to be the daily closing price for such date or if such date is not a trading day then for the last trading day preceding the date in question. The closing price for any day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the closing bid price regular way, in either case on the principal national securities exchange (including, for purposes hereof, the NASDAQ National Market) on which the Common Stock is listed or admitted to trading on any national securities exchange, the highest reported bid price for the Common Stock as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information. If on any such date the Common Stock is not listed or admitted to trading on any national securities exchange and is not quoted by NASDAQ or any similar organization, the Current Market Price of a share of Common Stock on such date, shall be determined in accordance with the following procedure: The Company and the Holders of the Warrants, as applicable, shall use their best efforts to mutually agree to a determination of Current Market Price within ten days of the date of the event requiring that such a determination be made. If the Company and such Holders are unable to reach agreement within said ten day period, the Company and such Holders shall, within five days of the expiration of the ten day period above referred to, retain an independent investment banking firm, acceptable to each of the Company and such Holders, to determine (within thirty days of being retained) the Current Market Price of the security, property, assets, business or entity, as the case may be, in question and deliver its opinion in writing to the Company and to such Holders. The determination so made will be conclusive and binding on the Company and such Holders. The fees and expenses of such determination made by such independent investment banking firm shall be divided equally between the Company, on the one hand, and such Holders, on the other hand. If there is more than one Holder of Warrants entitled to determination of Current Market Price in any particular instance, each action to be taken by the Holders of such Warrants hereunder shall be taken by the majority (including as to any mutual agreement with the Company with respect to Current Market Price and as to any selection of investment banking firms) shall be binding upon all such Holders. In case of a determination of the Current Market Price per share of Common Stock, the Company and such Holders shall not take into consideration, and shall instruct any investment banking firm, not to take into consideration, any premium for shares representing control of the Company, any discount for any minority interest therein or any restrictions on transfer under Federal and applicable state securities laws or otherwise.

3.    Reservation of Warrant Shares.

      (a) The Company agrees that, prior to the expiration of this Warrant on April 16, 2002, the Company will at all times have authorized and in reserve, and will keep available, free from preemptive rights, solely for issuance or delivery upon the exercise of this Warrant, the number of Warrant Shares and other stock, securities and property, as, from time to time, shall be issuable by the Company upon the exercise of this Warrant. The Company covenants and agrees that all Warrant Shares and other stock, securities and property which shall be so issuable will, upon issuance, be duly authorized and issued, fully paid and nonassessable. The Company will not take any action which results in any adjustment of the Exercise Price if the total number of Warrant Shares issuable after such action upon exercise of the Warrants would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation in effect at such time but will agree to seek shareholder approval to authorize any increases in shares of Common Stock of the Company.

      (b) The Company shall not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, issuance or sale of securities or otherwise, avoid or take any action that would have the effect of avoiding the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in carrying out all of the provisions of this Warrant and in taking all such action as may be necessary or appropriate in order to protect the rights of the Warrantholders of this Warrant against dilution or other impairment.

      (c) If any shares of Common Stock required to be reserved for the purpose of exercise of this Warrant require registration with or approval of any governmental authority under any Federal law (other than the Securities Act) or under any state law, before such Common Stock may be issued upon exercise of this Warrant, the Company shall, at its expense, as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved, as the case may be.

      (d) This Warrant shall be binding upon any corporation succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

4.    Adjustments.

      (a) If the outstanding shares of the Company's Common Stock shall be subdivided or split into a greater number of shares, or a dividend in Common Stock shall be paid in respect of Common Stock, then the Exercise Price in effect immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or split or immediately after the record date of such dividend, be proportionately reduced. If the outstanding shares of Common Stock shall be combined or reverse-split into a smaller number of shares, then the Exercise Price in effect immediately prior to such combination or reverse-split shall, simultaneously with the effectiveness of such combination or reverse-split be proportionately increased. When any adjustment is required to be made in the Exercise Price, the number of shares of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing
(i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment.

      (b) If there shall occur any capital reorganization or reclassification of the Company's Common Stock (other than a change in par value or a subdivision or combination as provided for in Section 4(a) above), or any consolidation or merger of the Company with or into another corporation, or a transfer of all or substantially all of the assets of the Company, or the payment of a liquidating distribution, then, as part of any such reorganization, reclassification, consolidation, merger, transfer or liquidating distribution, lawful provision shall be made so that the Registered Holder of this Warrant shall have the right thereafter to receive upon the exercise hereof (to the extent, if any, still exercisable) the kind and amount of shares of stock or other securities or property which such Registered Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger, transfer or liquidating distribution, as the case may be, such Registered Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder of this Warrant such that the provisions set forth in this Section 4 (including provisions with respect to adjustment of the Exercise Price) shall thereafter be applicable, as nearly as practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant. The above provisions of this subsection (b) shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances.

      (c) If at any time prior to both (i) the completion of the Company's IPO and (ii) the expiration of 60 days after the lock-up period applicable to the Warrants and Warrant Shares of the Holder, the Company shall issue any shares of Common Stock, or convertible preferred stock, warrants, options, rights, or other securities only to the extent the aforementioned securities are convertible into or exchangeable or exercisable for shares of Common Stock, or rights to subscribe for or to purchase Common Stock or any stock or securities convertible into or exchangeable or exercisable for Common Stock without consideration or for a consideration per share of Common Stock less than two times the prevailing Exercise Price, then the Exercise Price in effect immediately prior to each such issuance shall forthwith be adjusted to a price per share equal to that amount which is 50% of the consideration per share of Common Stock received or deemed received by the Company for such shares or securities convertible or exercisable for shares. In such event, the number of Warrant Shares issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (x) the product of (A) the number of Warrant Shares issuable upon the exercise of this Warrant before such adjustment, and

(B) the Exercise Price in effect immediately prior to the issuance giving rise to this adjustment by (y) the new Exercise Price.

      (d) If the Company issues additional shares of Common Stock and warrants to the holders of Series A Convertible Preferred Stock to fulfill its guarantee of a 35% annual return, then each Holder shall be issued additional shares of Common Stock sufficient to enable such Holder to maintain its percentage ownership in the Company at the time of such issuance, calculated on a fully diluted basis (treating all options, warrants and other rights to acquire Common Stock as exercised and all securities convertible into Common Stock as having been converted, but excluding the securities issued in or in connection with the
IPO).

      (e) For the purposes of any adjustment of the Exercise Price and the number of Warrant Shares issuable upon exercise of the Warrants pursuant to subsection (c) above, the following provisions shall be applicable:

            (i) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash received by the Company therefor.

            (ii) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the "fair value" of such consideration as determined in the good faith judgment of the board of directors of the Company.

            (iii) In the case of the issuance of any (x) option to purchase or right to subscribe for Common Stock, (y) security by its terms convertible into or exchangeable for Common Stock or (z) option to purchase or right to subscribe for such convertible or exchangeable security:

                  (1) the aggregate maximum number of shares of Common Stock deliverable upon exercise of any such option to purchase or right to subscribe for Common Stock shall be deemed to have been issued at the time such option or right was issued and for a consideration equal to the consideration (determined in the manner provided in subdivisions (i) and (ii) above), if any, received by the Company upon the issuance of such option or right plus the minimum purchase price provided in such option or right for the Common Stock covered thereby;

                  (2) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of such option to purchase or right to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such option or right was issued and for a consideration equal to the consideration received by the Company for any such security and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subdivisions (i) and (ii) above);

                  (3) on any change in the number of shares or exercise price of Common Stock deliverable upon exercise of any such option or right or upon the conversion or exchange of any such convertible or exchangeable security (other than a change resulting from the anti-dilution provisions thereof), the Exercise Price and the number of Warrant Shares issuable upon exercise of the Warrants shall forthwith be readjusted to such Exercise Price and to such number of shares as would have been obtained had the adjustment been made at the time of the issuance of such option, right or convertible or exchangeable securities, which had not been converted prior to such change, been made upon the basis of such change; and

                  (4) on the expiration of any such option or right, the termination of any right to convert or exchange or the expiration of any option or right related to such convertible or exchangeable securities, the Exercise Price and the number of Warrant Shares issuable upon exercise of the Warrants shall forthwith be readjusted to such Exercise Price and to such number of shares as would have been obtained had such options, rights, securities or options or rights related to such securities not been issued.

            (iv) In the case of the issuance of (v) Common Stock, (w) options to purchase or rights or warrants to subscribe for Common Stock, (x) securities by their terms which are convertible into or exchangeable for Common Stock, or (y) options to purchase or rights or warrants to subscribe for such convertible or exchangeable securities (each of the securities referred to in the clauses (v), (w), (x) or (y) above, an "Additional Security"), together with other shares or securities (including another Additional Security) of the Company, the consideration for such Additional Securities and other shares or securities shall be the proportion of the aggregate consideration received for such Additional Securities and other shares or securities, computed as provided in
(i), (ii) and (iii) above, as determined reasonably and in good faith by the board of directors of the Company.

      (f) No adjustment in the per share Exercise Price shall be required unless such adjustment would require an increase or decrease in the Exercise Price of at least $0.01; provided, however, that any adjustments which by reason of this subsection (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 4 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

      (g) In any case in which the provisions of this Section 4 shall require that an adjustment of the Exercise Price shall become effective immediately after a record date for an event, the Company may, until the occurrence of such event, defer issuing to the holder of any Warrant exercised after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of capital stock issuable upon exercise before giving effect to such adjustment, provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

      (h) Whenever the Purchase Price or the number of Warrant Shares issuable upon exercise of the Warrants shall be adjusted as provided in this Section 4, the Company shall forthwith file, at its principal office or at such other place as may be designated by the Company, a statement, signed by its president or chief financial officer and by its treasurer, showing in detail the facts requiring such adjustment to the Exercise Price and the number of Warrant Shares issuable upon exercise of the Warrants that shall be in effect after such adjustment. The Company shall within 15 days of any adjustment cause a copy of such statement to be sent by first-class, certified mail, return receipt requested, postage prepaid, to each Holder of Warrants at such holder's address appearing in the Company's records. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of Section 4(i).

      (i) In the event the Company shall propose to take any action of the types described in Section 4(b), the Company shall give notice to each Holder of the Warrants in the manner set forth in Section 4(h) above at such Holder's address appearing in the Company's records, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Warrants and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon exercise of the Warrants. In the case of any action that would require the fixing of a record date, such notice shall be given at least 30 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 30 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

      (j) A sale of all or substantially all of the assets of the Company for a consideration consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes.

      (k) If any event occurs of the type contemplated by the provisions of this
Section 4 but not expressly provided for by such provisions or if expressly provided would not fairly protect the rights of the holders of the Warrants in accordance with the essential intent and principles of such provisions, the board of directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid, but in no event shall any adjustment have the effect of increasing the Exercise Price or reducing the number of Warrant Shares as otherwise determined pursuant to any of the provisions of this Section 4 except in the case of a combination or reverse-split of shares of a type contemplated in Section 4(a) and then in no event to an amount larger than the Exercise Price as adjusted pursuant to
Section 4(a) or number of Warrant Shares smaller than the number adjusted pursuant to Section 4(a).

      (l) The Company will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sales of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant and will take no action to amend its Certificate of Incorporation which would change to the detriment of the holders of Common Stock (whether or not any Common Stock is outstanding at the time) the dividend or voting rights of the Company's Common Stock as constituted on the date hereof.

5. Certain Dividends. If the Company pays a dividend or makes a distribution on the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles) except for a stock dividend payable in shares of Common Stock (a "Property Dividend"), then the Company will pay or distribute to the Registered Holder of this Warrant, upon the exercise hereof, in addition to the Warrant Shares purchased upon such exercise, the Property Dividend which would have been paid to such Registered Holder if the Registered Holder had been the owner of record of such shares of Warrant Shares immediately prior to the date on which a record is taken for such Property Dividend or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends or distribution are to be determined.

6. Fully Paid Stock; Taxes. The Company agrees that the Common Stock or other securities and every certificate or instrument issuable and delivered on the exercise of this Warrant shall, at the time of such issuance and delivery, be validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive rights. The Company further covenants and agrees that it will pay, when due and payable, any and all Federal and state stamp, original issue or similar taxes that may be payable in respect of the issue of any Common Stock or other securities or certificates or instruments therefor.

7.    Limitation on Sales.

      (a) Each holder of this Warrant acknowledges that this Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as now in force or hereafter amended, or any successor legislation ("Act"), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Shares issued upon its exercise in the absence of (i) an effective registration statement under the Act as to this Warrant and the Warrant Shares issued upon its exercise and registration or qualification of this Warrant or such Warrant Shares under any applicable Blue Sky or state securities law then in effect, or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required.

      (b) Without limiting the generality of the foregoing, unless the offering and sale of the Warrant Shares to be issued upon the exercise of the Warrant shall have been effectively registered under the Act, the Company shall be under no obligation to issue the shares covered by such exercise unless and until the Registered Holder shall have executed an investment letter in form and substance reasonably satisfactory to the Company, including a warranty at the time of such exercise that it is acquiring such shares for its own account, for investment and not with a view to, or sale in connection with, the distribution of any such shares, in which event a legend in substantially the following form shall be endorsed upon the certificate(s) representing the Warrant Shares issued pursuant to such exercise:

            The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Act"), or under any applicable state securities laws and may not be offered or sold except pursuant to (i) an effective registration statement under the Act and such state securities laws, (ii) to the extent applicable, Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) an opinion of counsel, if such opinion shall be reasonably satisfactory to the Company, that an exemption from registration under the Act and such state securities laws is available.

8.    Registration Rights; Lock-up.

      (a) The Company, at its cost and expense, shall register this Warrant (and the underlying Warrant Shares) in its IPO registration statement under the Act so that the Holder will be able to sell his, her or its Warrant and Warrant Shares immediately upon the expiration of the lock-up period referred to in paragraph (c) below, and the Company shall use its best efforts to keep the registration statement current and effective until the earlier of (i) such time when all of the Warrants and the underlying Warrant Shares have been sold pursuant to an effective registration statement, (ii) such time when all of the Warrant Shares may be sold under Rule 144(k) promulgated under the Act or (iii) ten years. The registration right provided for in this Section 8(a) shall not count as a demand registration under the Registration Rights Agreement attached hereto as Exhibit A. The registration right provided for in this Section 8(a) is expressly subject to the terms and conditions of Sections 5, 6, 8 and 9 of the Registration Rights Agreement attached hereto as Exhibit A, and the Holder shall be entitled to receive the benefits of those Sections.

      (b) Without limiting the foregoing, so long as the Warrant and the Warrant Shares are not included in a current and effective registration statement, the Holder shall have the registration rights provided in the Registration Rights Agreement attached hereto as Exhibit A.

      (c) The Holder will not sell or dispose of any of the Warrants or the Warrant Shares in the public market for the Warrants or the Warrant Shares after the IPO until after 90 days from the effective date of the IPO registration statement; provided, however, that this lock-up period shall only apply if the IPO occurs prior to April 17, 1998. Any transfers of the Warrants or the Warrant Shares which are private in nature shall require that the transferee be bound by the provisions of this subsection (c).

9. Loss, etc. of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

10. Warrant Holder Not Shareholder. Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof.

11.   Notices of Record Date, etc. In case:

      (a) the Company shall take a record of the holders of its Common Stock (or other securities at the time issuable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution (other than a dividend or distribution payable solely in capital stock of the Company or out of funds legally available therefor), or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

      (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company; or

      (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

      (d) the Company shall otherwise take any action covered by Section 4 hereof then and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up or other action is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their Common Stock for such other stock or securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up or other action. Such notice shall be mailed at least thirty (30) days prior, and not more than ninety (90) days prior to the record date or effective date, for the event specified in such notice, provided that the failure to mail such notice shall not affect the legality or validity of any such action.

12. Notice. All notices, consents and other communications under this Note shall be in writing and shall be deemed to have been duly given when (a) delivered by hand, (b) sent by telex or telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested), in each case to the appropriate addresses, telex numbers and telecopier numbers set forth below (or to such other addresses, telex numbers and telecopier numbers as a party may designate as to itself by notice to the other parties complying as to delivery with this Section):

            (1)   if to the Company:

                  QuietPower Systems, Inc.
                  1675 Broadway
                  New York, NY   10019
                  Attention:  Eric W. Jacobson
                  Telecopier No.: (212) 830-7298

                  with a copy to:

                  Breslow & Walker, LLP
                  767 Third Avenue
                  New York, NY 10017
                  Attention: Gary T. Moomjian, Esq.
                  Telecopier No.: (212) 888-4955

            (2) if to the Holder, at the address set forth for such Holder on Schedule A to the Purchase Agreement.

                  with a copy to:

                  Shereff, Friedman, Hoffman & Goodman, LLP
                  919 Third Avenue
                  New York, New York 10022
                  Attention:   Robert M. Friedman, Esq.
                  Telecopier No.: (212) 758-9526

13. Transfers, etc. The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant and the holders of other warrants of like tenor issued simultaneously hereunder. Any Registered Holder may change its, his or her address as shown on the warrant register by written notice to the Company requesting such change.

      Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Warrant on the part of any other person; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

14. Headings. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

15. Applicable Law. This Warrant shall be governed by and construed in accordance with the law of the State of New York without giving effect to the principles of conflicts of law thereof.

16. Venue. The Company (a) agrees that any legal suit, action or proceeding arising out of or relating to this Warrant shall be instituted exclusively in New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York, (b) waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum, and (c) irrevocably consent to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. The Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon it mailed by certified mail to its address shall be deemed in every respect effective service upon it in any such suit, action or proceeding.

17. Change or Waiver. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against whom the enforcement of the change or waiver is sought.

      IN WITNESS WHEREOF, QUIETPOWER SYSTEMS, INC., has caused this Warrant to be signed by its President and its corporate seal to be hereunto affixed and attested by its Secretary/Assistant Secretary this ___ day of April, 1997.

ATTEST:                                      QUIETPOWER SYSTEMS, INC.


------------------------------               By:
                                                --------------------------------
                                                Name:
                                                Title:
[Corporate Seal]

                                   ASSIGNMENT

      FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto _________________________________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint __________________, attorney, to transfer said Warrant on the books of QUIETPOWER SYSTEMS, INC.


Dated:_________________________              Signature
                                                       -------------------------

                                             Address
                                                    ---------------------------

                                                    ---------------------------

                               PARTIAL ASSIGNMENT

      FOR VALUE RECEIVED, _________________________________________ hereby assigns and transfers unto _______________________________________ the right to purchase _____________ Warrant Shares/units of Equity of QUIETPOWER SYSTEMS, INC. by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced hereby, and does irrevocably constitute and appoint _____________________, to transfer that part of said Warrant on the books of QUIETPOWER SYSTEMS, INC.

                                             Signature
Dated:_________________________                        -------------------------

                                             Address ___________________________

                                                     ___________________________

                                    EXHIBIT I

                                  PURCHASE FORM

To:   QuietPower Systems, Inc.

                                                    Dated:

      In accordance with the provisions set forth in the attached Warrant (No. _________), the undersigned hereby irrevocably elects to purchase _______ shares of the Common Stock covered by such Warrant and herewith makes payment of $__________, including (i) $_________ by certified or bank cashier's check, (ii) cancellation of Warrants to purchase ___ Warrant Shares based upon a Maximum Number (as therein defined) of ______, in accordance with the terms thereof, representing the full Exercise Price for such shares at the price per share provided for in such Warrant.

      The undersigned understands that the shares have not been registered under the Securities Act of 1933, as amended, or the securities laws of any other jurisdiction, and hereby represents to the Company that the undersigned is acquiring the shares for its own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such shares.


                                        Signature
                                                    ---------------------------

                                        Address     ___________________________

                                                    ___________________________